Supplement dated March 4, 2022 to the following Prospectuses dated May 1, 2021:

•  Waddell & Reed Advisors Retirement Builder Variable Annuity

•  Waddell & Reed Advisors Retirement Builder II Variable Annuity

•  Waddell & Reed Advisors Accumulator Variable Universal Life

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectuses.

Fund Liquidations

The Ivy Variable Insurance Portfolios have announced that the new liquidation date for the Delaware Ivy VIP Global Bond Fund and the Delaware Ivy VIP Government Money Market Fund is April 27, 2022.

Fund Substitutions

As a result of the Ivy VIP fund liquidations, certain fund substitutions will occur in the above-named annuity and life insurance contracts on or about April 27, 2022 ("Substitution Date").

On the Substitution Date, sub-account units corresponding to the shares of each liquidating fund in Column I ("Existing Fund") below will be replaced with sub-account units corresponding to the shares of each replacement fund in Column II ("Replacement Fund") below.

Column I

Existing Fund
Delaware Ivy VIP Global Bond Fund
Delaware Ivy VIP Government Money Market Fund

Column II

Replacement Fund
SFT International Bond Fund — Class 2 Shares
Goldman Sachs VIT Government Money Market Fund — Service Shares

The Existing Funds will continue to be available for investment until one day before the Substitution Date.

The investment objectives and policies of the Replacement Funds are similar to the investment objectives and policies of the corresponding Existing Funds. The investment objectives of the Replacement Funds, along with information about the Replacement Funds' investment adviser/sub-adviser, is described below and more fully in each Replacement Fund's prospectus.

Prior to the Substitution Date. From the date of this supplement until one day before the Substitution Date, contract owners with allocations in sub-accounts investing in the Existing Funds may transfer allocations to any other available investment option in accordance with the contract. During this period, any transfers from a sub-account investing in an Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract. Market timing and rider allocation plan limitations will continue to apply. You may affect transfers by written request, telephone, or by any other method we make available under your contract.

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On the Substitution Date. At the close of business on the Substitution Date, Minnesota Life will receive liquidation proceeds for any allocations that remain in the Existing Funds. Those liquidation proceeds will then be used to purchase units in the corresponding Replacement Funds. The substitutions will occur at relative net asset value. All contract owners affected by the substitution will receive written confirmation of the transaction. Your account value in the affected sub-account will be the same as before the substitution. However, the number of units you receive in the Replacement Fund sub-account will be different from the number of units you owned in the Existing Fund sub-account, due to the difference in unit values. The substitution transaction will not be treated as a transfer for the purposes of transfer limitations. There will be no tax consequences as a result of the substitution transactions.

After the Substitution Date. Following the Substitution Date, the Existing Funds will no longer be available as investment options in the contract. Additionally, from the Substitution Date through May 27, 2022, contract owners may reallocate amounts that were substituted into the sub-accounts investing in the Replacement Funds to any other available investment option without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract. Once the substitutions occur, any future allocation instructions of purchase payments and/or contract value that you previously designated to the Existing Fund will be allocated to the Replacement Fund. These investments will become your allocation instructions until you tell us otherwise. Market timing and rider allocation plan limitations will continue to apply.

Information about each Replacement Fund, its investment policies, risks, fees and expenses and all other aspects of its operations, can be found in its prospectus, which you should read carefully. THERE IS NO ASSURANCE THAT THE REPLACEMENT FUND WILL ACHIEVE ITS STATED OBJECTIVES. To the extent required by law, approvals of the substitutions also will be obtained from the state insurance regulators in certain jurisdictions.

If you have any questions about this proposed substitution, please contact a Customer Service Representative at: 844-878-2199 (for annuity contracts) or 844-208-2412 (for life insurance policies).

Investment Objectives of Replacement Funds

Replacement Fund	Investment Adviser	Investment Objective
SFT International Bond Fund Goldman Sachs VIT Government Money Market Fund — Service Shares	Securian Asset Management, Inc. Sub-Adviser: Brandywine Global Investment Management, LLC Goldman Sachs Asset Management, L.P.

Seeks to maximize current income consistent with the protection of principal. Seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

On and after the Substitution Date, certain administrative programs will be impacted, including:

Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes a sub-account investing in an Existing Fund, you may terminate your current allocation instructions and provide new allocation instructions at any time prior to the Substitution Date. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the sub-account investing in the Existing Fund with the sub-account investing in the corresponding Replacement Fund on the Substitution Date.

Automatic Portfolio Rebalancing: If you are enrolled in Automatic Portfolio Rebalancing that includes a sub-account investing in an Existing Fund, you may terminate your current instructions and provide new allocation instructions prior to the Substitution Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred to the sub-account investing in an Existing Fund until the Substitution Date. If you do not provide new allocation instructions, your Automatic Portfolio Rebalancing will automatically be updated to replace the sub-account investing in an Existing Funds with the sub-account investing in the corresponding Replacement Funds on the Substitution Date.

Premium Allocation Instructions: If you have premium allocation instructions on file that include a sub-account investing in an Existing Fund, you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the sub-account investing in an Existing Fund until the Substitution Date. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the sub-account investing in an Existing Fund with the sub-account investing in the corresponding Replacement Fund on the Substitution Date.

Waddell & Reed Retirement Builder I and II Variable Annuity Contracts: CustomChoice Allocation Options

If you own a Waddell & Reed Advisors Retirement Builder I or Waddell & Reed Advisors Retirement Builder II variable annuity contract that requires allocation to an allocation option associated with a rider, the CustomChoice and CustomChoice II allocation options (as applicable) are modified as of the Substitution Date as shown below. Only Groups A and D have changes to them. All other groups will remain the same.

Group A:

Existing Fund
Delaware Ivy VIP Corporate Bond
Delaware Ivy VIP Government Money Market
Delaware Ivy VIP Limited-Term Bond

Replacement Fund
No change
Goldman Sachs VIT Government Money Market Fund
No change

Group D:

Existing Fund
Delaware Ivy VIP Global Bond
Delaware Ivy VIP Global Growth
Delaware Ivy VIP International Core Equity
Delaware Ivy VIP Mid Cap Growth
Delaware Ivy VIP Small Cap Growth
Delaware Ivy VIP Smid Cap Core

Replacement Fund
SFT International Bond Fund
No change
No change
No change
No change
No change

This supplement must be accompanied by, and used in conjunction with, the current variable annuity contract or variable life insurance policy prospectus. If you would like another copy of the current prospectus, please call us at 844-878-2199 (for annuity contracts) or 844-208-2412 (for life insurance policies). The prospectus and this supplement can also be found on the U.S. Securities and Exchange Commission's website (www.sec.gov.) by searching File Nos. 333-111067, 333-189593, and 333-148646.

Please retain this supplement for future reference.